UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 16, 2004

IONICS, INCORPORATED
(Exact name of registrant as specified in its charter)

Massachusetts (State of incorporation)	1-7211 (Commission File Number)	04–2068530 (I.R.S. Employer Identification No.)

65 Grove Street, Watertown, MA (Address of principal executive offices)	02472 (Zip Code)	(617) 926–2500 (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99	Slide presentation for the March 16, 2004 conference call.

ITEMS 9 AND 12.  REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 16, 2004, Douglas R. Brown, the President and CEO of Ionics, Incorporated, hosted a conference call to discuss Ionics’ financial results for the quarter and year ended December 31, 2003. A copy of the slide presentation used in the conference call is attached to this report as Exhibit 99 and is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

IONICS, INCORPORATED

March 16, 2004	By:	/s/ Stephen Korn

Name: Stephen Korn Title: Vice President and General Counsel

EXHIBIT INDEX

NUMBER	DESCRIPTION

99	Slide presentation for the March 16, 2004 conference call.